UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Proxy Voting Information

Adjournment of Special Meeting of Shareholders of Invesco U.S. Government Fund (renamed Invesco Income Fund effective July 26, 2018)

October 22, 2018 at 9:00 a.m. Central Daylight Time

Proxy statements were mailed on or about July 25, 2018 to shareholders of record as of the close of business on July 5, 2018 for the fund listed below. In general the purpose of the proxy statement is to modify the fund’s fundamental concentration policy to provide that the fund will concentrate its investments in the real estate finance industry. The proxy statement contains disclosure information about the proposal for which votes or voting instructions have been solicited. You can also access your fund’s proxy statement, common questions regarding your fund’s proposal, and annual reports by clicking on the Invesco U.S. Government Fund (renamed Invesco Income Fund) link below.

Invesco U.S. Government Fund (renamed Invesco Income Fund)

The Special Meeting of Shareholders was held on September 20, 2018, as scheduled and adjourned until October 22, 2018 at 9:00 a.m. Central Daylight Time in order to solicit additional votes. The reconvened meeting will be held at the same location. Although the Special Meeting has been adjourned until October 22, 2018, you still have time to vote your fund’s shares.

How to vote

You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet

You may vote your shares at www.proxyonline.com. Additionally, if your shares are held through a broker, you may vote your shares at www.proxyvote.com.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

		By Telephone	Call the toll-free number listed on your proxy card. Enter the control number listed on the proxy card and follow the recorded instructions.

By Mail	Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.	In Person	Please notify Invesco at (800) 952-3502 if you plan to attend the shareholder meeting.

If you have any questions...

If you have questions about your proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at (800) 959-4246 any business day between 7:00 a.m. and 6:00 p.m. CT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, AST Fund Solutions, LLC, may contact you to remind you to exercise your right to vote.

Invesco Proxy Information by Fund

Adjourned Special Meeting of Shareholders

to be held on October 22, 2018 at 9:00 a.m. Central Daylight Time

Invesco U.S. Government Fund (renamed Invesco Income Fund effective July 26, 2018)

1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:

•	Annual Report

QUESTIONS & ANSWERS FOR:

INVESCO U.S. GOVERNMENT FUND

(renamed Invesco Income Fund effective July 26, 2018)

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement and shareholder meeting.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system by calling (888) 227-9349. You will need the control number from your proxy card to vote by telephone.

•	You may call in your vote with a live operator by calling (800) 431-9646 (toll-free) Monday through Friday, 9 a.m. to 10 p.m. Eastern time.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To modify the Fund’s fundamental concentration policy to provide that the Fund will concentrate its investments in the real estate finance industry.

HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

The Board of Trustees unanimously recommends that you vote FOR the proposal.

WHY SHOULD I VOTE?

Every vote is important, no matter how large or small your holdings may be. If shareholders fail to vote their proxies, the Fund may not receive enough votes to obtain a quorum for the October 22, 2018 shareholder meeting. If this happens, the shareholder meeting may need to be adjourned, which may subject the Fund to additional expense, including for additional solicitation.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired AST Fund Solutions, LLC as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may be contacted by them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The web proxy voting system offered by www.proxyonline.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxyonline.com web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxyonline.com verifies the number and presents the shareholder with the correct proxy card.

•

Firewall – To protect the confidentiality of shareholder account records, www.proxyonline.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Fund receives a specific written notice to the contrary from any one of them.

All Other Accounts: When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before the shareholder meeting, unless voting in person at the shareholder meeting, which will be held on October 22, 2018, at 9:00 a.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement which is available online at https://www.proxyonline.com/docs/InvescoUS2018.pdf.

You have successfully logged into your proxy summary page for:

Invesco U.S. Government Fund (renamed Invesco Income Fund)

PROXY

Meeting date: Monday, October 22, 2018

Record date: Thursday, July 05, 2018

Days to Meeting: 63

Our records indicate that you are eligible to vote.

It is extremely important that you take a few moments and vote by checking the vote box and then “Continue”.

POSITION(S) TO VOTE

PROXY MATERIALS

VIEW / PRINT

PROXY CARD

VIEW / PRINT

VOTE

Invesco U.S. Government Fund (renamed Invesco Income Fund)

Control Number: 123456789101

VOTING OPTIONS

Vote along with the recommendations of your board:

VOTE AS MY BOARD RECOMMENDS

Check all proposals

For	Against	Abstain

*	Any proposals not marked will be voted as in favor.
*	A Vote Against or Abstain will be marked as Withhold for board election proposals.

PROPOSALS

1. To modify the Fund’s fundamental concentration policy to provide that the Fund will concentrate its investments in the real estate finance industry.

For	Against	Abstain

Go back to Summary page

Invesco U.S. Government Fund (renamed Invesco Income Fund)

PROXY

Control Number: 123456789101

Please note: In order for your vote to be officially recorded, you must click the “confirm” button found at the right.

PROPOSALS

FOR

AGAINST

ABSTAIN

1. To modify the Fund’s fundamental concentration policy to provide that the Fund will concentrate its investments in the real estate finance industry.

Invesco U.S. Government Fund (renamed Invesco Income Fund)

PROXY

Control Number: 123456789101

PROPOSALS

FOR

AGAINST

ABSTAIN

1. To modify the Fund’s fundamental concentration policy to provide that the Fund will concentrate its investments in the real estate finance industry.

Confirmation number: 1234567891012345

Please retain this vote confirmation for your records.

If you should have any questions regarding this confirmation please call 800-314-9816 Monday through Friday between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time.

Thank you for taking the time to vote.

Invesco U.S. Government Fund Any Vote Script (ANY VOTE)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (INVESTOR’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with Invesco U.S. Government Fund, which was renamed Invesco Income Fund effective July 26, 2018. The reason for my call is to inform you that an adjourned Special Meeting of Shareholders is scheduled to take place on October 22, 2018 and currently our records indicate your vote has not been recorded.

The Fund’s Board of Trustees is recommending a vote “For” the proposal, but you may also cast an “Against” or “Abstain” vote.

Would you like to vote “For”, “Against” or “Abstain”?

(Pause For Response)

(Review Voting Options with Investor If Necessary)

If we identify any additional accounts you own with Invesco U.S. Government Fund before the Special Meeting of Shareholders takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)

•	According to our records, you reside in (city, state, zip code). (Pause)

•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmations of your vote for the Special Meeting of Shareholders within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions please call the toll free number listed on the confirmations. Mr. /Ms. ___________, your votes are important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 7-02-2018

Invesco U.S. Government Fund

Level 1 Answering Machine Script

Hello.

I am calling on behalf of your investment with Invesco U.S. Government Fund, which was renamed Invesco Income Fund effective July 26, 2018.

An adjourned Special Meeting of Shareholders is scheduled to take place on October 22, 2018. All shareholders are being asked to consider and vote on an important matter. As of today, your vote has not been registered.

Please contact us as soon as possible at 1-800-431-9646 Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time or at 1-888-227-9349 to reach an automated voting line.

Your vote is very important. Thank you and have a Good Day.

Invesco U.S. Government Fund Level I Call Guide (CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with Invesco U.S. Government Fund, which was renamed Invesco Income Fund effective July 26, 2018. I wanted to confirm that you have received the proxy materials for the adjourned Special Meeting of Shareholders scheduled to take place on October 22, 2018.

Have you received the information?

(Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone. Your Board of Trustees is recommending a vote “FOR” the proposal.

If “No” or negative response:

I would be happy to review the meeting agenda and record your vote by phone.

However, the Board of Trustees is recommending a vote “FOR” the proposal.

Would you like to vote along with the Board’s recommendation?

(Pause For Response) (Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with Invesco U.S. Government Fund before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)

•	According to our records, you reside in (city, state, zip code). (Pause)

•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmations of your vote for the Special Meeting of Shareholders within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions please call the toll free number listed on the confirmations. Mr. /Ms. ___________, your votes are important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 7-2-2018 # 3254322 v. 1

Thank you for calling Invesco.

If you have questions regarding the Special Shareholder Meeting taking place on October 22, 2018, Press 1.

If you plan to attend the Special Shareholder Meeting please Press 2.

OPTION4	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION5	Thank you for planning to attend the upcoming Special Shareholder Meeting which has been adjourned until 9:00 a.m. Central Daylight Time on October 22, 2018.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

NOTICE OF MEETING ADJOURNMENT

Dear Valued Shareholder,

We’ve been trying to reach you, because we need your help. Today the special meeting of shareholders of Invesco Income Fund (f/k/a Invesco U.S. Government Fund) was adjourned until Monday, October 22nd. This will provide shareholders who have yet to cast their important proxy vote with additional time to do so.

Our records indicate that we have not yet received your vote. Please help your Fund to avoid the cost of additional solicitation efforts by casting your vote today. We value your time and will discontinue our outreach to you on this matter as soon as we have your voting instructions recorded.

Invesco sincerely thanks you in advance for your prompt attention to this matter.

Sincerely,

Jeffrey Kupor

Senior Vice President, Chief Legal Officer and Secretary

Here are four convenient methods for casting your vote today:

1.

Vote by Phone with a Representative: You may cast your vote by telephone with a proxy representative by calling toll-free 1-800-431-9646. Representatives are available Monday through Friday 9 a.m. to 11 p.m. and Saturday 10 a.m. to 6 p.m. Eastern Time.

2.	Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

3.	Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

4.	Vote by mail: You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

We would be very grateful if you would use any one of the four voting methods listed above to ensure that your vote is recorded by or before October 22, 2018.

The Board of Trustees of the Fund has carefully considered a proposal to modify the Fund’s fundamental concentration policy to provide that the Fund will concentrate its investments in the real estate finance industry. The Board recommends that shareholders vote FOR the proposal.

Details of the special meeting are described in the proxy statement that has been sent to all shareholders. For more information, please refer to the proxy statement, which can be found at proxyonline.com/docs/InvescoUS2018.pdf. If you have any proxy related questions, or would like to cast your proxy vote by phone, please call 1-800-431-9646 for assistance. Representatives are available Monday through Friday 9 a.m. to 11 p.m. and Saturday 10 a.m. to 6 p.m. Eastern Time.

Invesco Income Fund • 11 Greenway Plaza, Suite 1000 • Houston, Texas 77046-1173

NOBO/registered

NOTICE OF MEETING ADJOURNMENT

Dear Valued Shareholder,

We’ve been trying to reach you, because we need your help. Today the special meeting of shareholders of Invesco Income Fund (f/k/a Invesco U.S. Government Fund) was adjourned until Monday, October 22nd. This will provide shareholders who have yet to cast their important proxy vote with additional time to do so.

Our records indicate that we have not yet received your vote. Please help your Fund to avoid the cost of additional solicitation efforts by casting your vote today. We value your time and will discontinue our outreach to you on this matter as soon as we have your voting instructions recorded.

Invesco sincerely thanks you in advance for your prompt attention to this matter.

Sincerely,

Jeffrey Kupor

Senior Vice President, Chief Legal Officer and Secretary

Here are four convenient methods for casting your vote today:

1.

Vote by Phone with a Representative: You may cast your vote by telephone with a proxy representative by calling toll-free 1-800-431-9646 and ask for extension 12. Representatives are available Monday through Friday 9 a.m. to 11 p.m. and Saturday 10 a.m. to 6 p.m. Eastern Time.

2.	Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

3.	Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

4.	Vote by mail: You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

We would be very grateful if you would use any one of the four voting methods listed above to ensure that your vote is recorded by or before October 22, 2018.

The Board of Trustees of the Fund has carefully considered a proposal to modify the Fund’s fundamental concentration policy to provide that the Fund will concentrate its investments in the real estate finance industry. The Board recommends that shareholders vote FOR the proposal.

Details of the special meeting are described in the proxy statement that has been sent to all shareholders. For more information, please refer to the proxy statement, which can be found at proxyonline.com/docs/InvescoUS2018.pdf. If you have any proxy related questions, or would like to cast your proxy vote by phone, please call 1-800-431-9646 and ask for extension 12 for assistance. Representatives are available Monday through Friday 9 a.m. to 11 p.m. and Saturday 10 a.m. to 6 p.m. Eastern Time.

Invesco Income Fund • 11 Greenway Plaza, Suite 1000 • Houston, Texas 77046-1173

OBO